ADDENDUM TO SCHEDULE A AND SCHEDULE B OF THE LICENSE AGREEMENT

Schedule A and Schedule B of the License Agreement dated June 17th, 1999 by and between American Express Company and each of the Funds listed in Schedule A are amended as follows:

                                   SCHEDULE A
FUND NAMES

Retail Funds:
AXP Bond Fund, Inc.
AXP California Tax-Exempt Trust
AXP Discovery Fund, Inc.
AXP Equity Select Fund, Inc.
AXP Extra Income Fund, Inc.
AXP Federal Income Fund, Inc.
AXP Global Series, Inc.
AXP Growth Series, Inc.
AXP High Yield Tax Exempt Fund, Inc.
AXP International Fund, Inc.
AXP Investment Series, Inc.
AXP Managed Series, Inc.
AXP Market Advantage Series, Inc.
AXP Money Market Series, Inc.
AXP New Dimensions Fund, Inc.
AXP Partners International Series, Inc.
AXP Partners Series, Inc.
AXP Precious Metals Fund, Inc.
AXP Progressive Fund, Inc.
AXP Selective Fund, Inc.
AXP Special Tax-Exempt Series Trust
AXP Stock Fund, Inc.
AXP Strategy Series, Inc.
AXP Tax-Exempt Series, Inc.
AXP Tax-Free Money Fund, Inc.
AXP Utilities Income Fund, Inc.

Annuity Funds:
AXP Variable Portfolio - Investment Series, Inc.
AXP Variable Portfolio - Managed Series, Inc.
AXP Variable Portfolio - Money Market Series, Inc.
AXP Variable Portfolio - Income Series, Inc.
AXP Variable Portfolio - Partners Series, Inc.

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                                   SCHEDULE B
Trademarks & Service Marks                      Registration No.

AMERICAN EXPRESS                                1,024,840
AXP                                             2,402,454
AXP NEW DIMENSIONS                              2,327,973

IN WITNESS WHEREOF, American Express Company (Licensor) and the Funds (Licensees) have caused this Addendum to Schedule A and Schedule B of the License Agreement to be signed on June 15, 2001 which shall remain in effect until terminated by one of the parties on written noticeto the other parties to this Addendum.

Licensor:                     Licensees:
American Express Company      The Funds

American Express Tower        AXP Bond Fund, Inc.
World Financial Center        AXP California Tax-Exempt Trust
New York, New York 10285      AXP Discovery Fund, Inc.
                              AXP Equity Select Fund, Inc.
                              AXP Extra Income Fund, Inc.
                              AXP Federal Income Fund, Inc.
By: /s/ Stephen P. Norman     AXP Global Series, Inc.
    ---------------------     AXP Growth Series, Inc.
        Stephen P. Norman     AXP High Yield Tax Exempt Fund, Inc.
        Secretary             AXP International Fund, Inc.
                              AXP Investment Series, Inc.
                              AXP Managed Series, Inc.
                              AXP Market Advantage Series, Inc.
                              AXP Money Market Series, Inc.
                              AXP New Dimensions Fund, Inc.
                              AXP Partners International Series, Inc.
                              AXP Partners Series, Inc.
                              AXP Precious Metals Fund, Inc.
                              AXP Progressive Fund, Inc.
                              AXP Selective Fund, Inc.
                              AXP Special Tax-Exempt Series Trust
                              AXP Stock Fund, Inc.
                              AXP Strategy Series, Inc.
                              AXP Tax-Exempt Series, Inc.
                              AXP Tax-Free Money Fund, Inc.
                              AXP Utilities Income Fund, Inc.

                              AXP Variable Portfolio - Investment Series, Inc. AXP Variable Portfolio - Managed Series, Inc.

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                              AXP Variable Portfolio - Money Market Series, Inc.
                              AXP Variable Portfolio - Income Series, Inc.
                              AXP Variable Portfolio - Partners Series, Inc.

                              By: /s/ Leslie L. Ogg
                                  -----------------
                              Name:   Leslie L. Ogg

                              Title:  Vice President, General
                                      Counsel and Secretary